Prospectus Supplement	March 1, 2017

Putnam VT Diversified Income Fund
Prospectus dated April 30, 2016

The sub-section Portfolio managers in the section Your fund’s management is replaced in its entirety with the following:

Portfolio managers

D. William Kohli, Chief Investment Officer, Fixed Income, portfolio manager of the fund since 1994

Michael Atkin, Portfolio Manager, portfolio manager of the fund since 2007

Robert Davis, Portfolio Manager, portfolio manager of the fund since 2017

Brett Kozlowski, Portfolio Manager, portfolio manager of the fund since 2017

Michael Salm, Co-Head of Fixed Income, portfolio manager of the fund since 2011

Paul Scanlon, Co-Head of Fixed Income, portfolio manager of the fund since 2005

The following replaces similar disclosure under the sub-section The fund’s investment manager – Portfolio managers in the section Who oversees and manages the fund?:

• Portfolio managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of the fund’s portfolio.

Portfolio managers	Joined fund	Employer	Positions over past five years

		Putnam Management	Chief Investment Officer, Fixed Income
D. William Kohli	1994	1994–Present	Previously, Co-Head of Fixed Income

		Putnam Management
Michael Atkin	2007	1997–Present	Portfolio Manager

		Putnam Management	Portfolio Manager
Robert Davis	2017	1999–Present	Previously, Analyst

		Putnam Management
Brett Kozlowski	2017	2008–Present	Portfolio Manager

		Putnam Management
Michael Salm	2011	1997–Present	Co-Head of Fixed Income

		Putnam Management
Paul Scanlon	2005	1999–Present	Co-Head of Fixed Income

The SAI provides information about these individuals’ compensation, other accounts managed by these individuals and these individuals’ ownership of securities in the fund.

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Statement of Additional Information Supplement	March 1, 2017

Putnam VT Diversified Income Fund
Statement of Additional Information dated April 30, 2016

The sub-sections Other accounts managed and Ownership of securities in the PORTFOLIO MANAGERS section are supplemented to reflect that the fund’s portfolio managers are now D. William Kohli, Michael Atkin, Robert Davis, Brett Kozlowski, Michael Salm and Paul Scanlon. These sub-sections are also supplemented with regards solely to Messrs. Davis and Kozlowski as follows:

Other accounts managed

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund’s portfolio managers managed as of January 31, 2017. The other accounts may include accounts for which the individuals were not designated as portfolio managers. Unless noted, none of the other accounts pays a fee based on the account's performance.

Other accounts (including
separate accounts, managed
			Other accounts that pool		account programs and
Portfolio	Other SEC-registered open-		assets from more than one		single-sponsor defined
manager	end and closed-end funds		client		contribution plan offerings)

	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets

Robert Davis	7	($7,900,000)*	7	$1,200,000	4	($355,300,000)*

Brett Kozlowski	12	$3,025,800,000	15	$4,157,100,000	11	$2,821,600,000

* Negative exposure is attributable to hedging strategies and the use of derivative instruments.

Ownership of securities

As of January 31, 2017, Messrs. Davis and Kozlowski and their immediate family members did not beneficially own equity securities in the fund. The fund is offered only to separate accounts of insurance companies. Individual investors may not invest in the fund directly, but only through purchasing variable annuity contracts or variable life insurance policies that include the fund as an investment option.

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